UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2015

Nutrisystem, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28551	23-3012204
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Fort Washington Executive Center, 600 Office Center Drive, Fort Washington, Pennsylvania		19034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-706-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On June 30, 2015, Stephen T. Zarrilli formally communicated to Nutrisystem, Inc. (the "Company") his decision to resign from the Company's Board of Directors (the "Board"), effective immediately. Mr. Zarrilli's resignation did not involve any disagreement with the other Board members or with management. Prior to his resignation, Mr. Zarrilli served on the Board's Audit Committee (as its Chairman) and Compensation Committee.

(d) Appointment of New Director

On June 30, 2015, the Board elected Michael D. Mangan as a director of the Company, effective immediately. Mr. Mangan has been elected to serve a term expiring at the Company's 2016 annual meeting of stockholders. Mr. Mangan was determined to be independent by the Board and was appointed to serve on the Board’s Audit Committee as its Chairman. Mr. Mangan qualifies as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and has financial sophistication in accordance with the NASDAQ Stock Market Rules.

In connection with his appointment and in accordance with the Company's compensation policy for non-employee directors, the Board authorized the issuance of shares of restricted stock to Mr. Mangan with a value equal to $100,000. These shares will vest in three equal installments on the first three anniversaries of the date of grant, subject to Mr. Mangan's continued service to the Company through the applicable vesting date. Mr. Mangan's ongoing annual compensation will be consistent with that provided to the Company’s other non-employee directors, as described in the Company's most recent proxy statement filed with the Securities and Exchange Commission.

There are no transactions in which Mr. Mangan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

On July 1, 2015, the Company issued a press release announcing Mr. Zarrilli's resignation from the Board and Mr. Mangan's election to the Board, which is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

99.1 Press Release, dated July 1, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nutrisystem, Inc.

July 1, 2015	By:	/s/ Ralph J. Mauro

Name: Ralph J. Mauro
Title: SVP & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 1, 2015.